                                 AMENDMENT NO. 2
                                       TO
                          MASTER DISTRIBUTION AGREEMENT
                                     BETWEEN
                          SHORT-TERM INVESTMENTS TRUST
                                       AND
                         INVESCO AIM DISTRIBUTORS, INC.


         The Master Distribution Agreement (the "Agreement"), dated December 7, 2007, by and between SHORT-TERM INVESTMENTS TRUST, a Delaware statutory trust, and INVESCO AIM DISTRIBUTORS, INC., formerly A I M DISTRIBUTORS, INC., a Delaware corporation, is hereby amended to add Tax-Free Cash Reserve Portfolio shares as follows:

         Appendix A of the Agreement is hereby deleted in its entirely and replaced with the following:

                                   "APPENDIX A
                                       TO
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                          SHORT-TERM INVESTMENTS TRUST


GOVERNMENT & AGENCY PORTFOLIO

                  Cash Management Class
                  Corporate Class
                  Institutional Class
                  Personal Investment Class
                  Private Investment Class
                  Reserve Class
                  Resource Class


GOVERNMENT TAXADVANTAGE PORTFOLIO

                  Cash Management Class
                  Corporate Class
                  Institutional Class
                  Personal Investment Class
                  Private Investment Class
                  Reserve Class
                  Resource Class


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LIQUID ASSETS PORTFOLIO

                  Cash Management Class
                  Corporate Class
                  Institutional Class
                  Personal Investment Class
                  Private Investment Class
                  Reserve Class
                  Resource Class


STIC PRIME PORTFOLIO

                  Cash Management Class
                  Corporate Class
                  Institutional Class
                  Personal Investment Class
                  Private Investment Class
                  Reserve Class
                  Resource Class


TAX-FREE CASH RESERVE PORTFOLIO

                  Cash Management Class
                  Corporate Class
                  Institutional Class
                  Personal Investment Class
                  Private Investment Class
                  Reserve Class
                  Resource Class


TREASURY PORTFOLIO

                  Cash Management Class
                  Corporate Class
                  Institutional Class
                  Personal Investment Class
                  Private Investment Class
                  Reserve Class
                  Resource Class"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  April 30, 2008

                                              SHORT-TERM INVESTMENTS TRUST

Attest:                                       By:
        --------------------------------         -------------------------------
Name:    Stephen R. Rimes                     Name:    Karen Dunn Kelley
Title:   Assistant Secretary                  Title:   President
(SEAL)


                                              INVESCO AIM DISTRIBUTORS, INC.

Attest:                                       By:
        --------------------------------         -------------------------------
Name:    Stephen R. Rimes                     Name:    John S. Cooper
Title:   Assistant Secretary                  Title:   President
(SEAL)